Exhibit B

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Ignazio Angeloni
Director: Ignazio ANGELONI

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Jean-Pierre Arnoldi
Director: Jean-Pierre ARNOLDI

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ M.-Alexandra da Costa Gomes
Director: M.-Alexandra da COSTA GOMES

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Erős
Director: János ERŐS

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Grech
Director: Vince GRECH

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Kurt A. Hall
Director: Kurt A. HALL

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Zdenĕk Hrubý
Director: Zdenĕk HRUBÝ

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ A. Järvan
Director: Aare JÄRVAN

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ K. Kakouris
Director: Kyriacos KAKOURIS

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Kaszasová
Director: Katarina KASZASOVÁ

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ John Kingman
Director: John KINGMAN

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ I. Krumane
Director: Irena KRUMANE

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Sigmund Lubanski
Director: Sigmund LUBANSKI

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ V. Macerauskiene
Director: Vilma MACERAUSKIENE

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Tytti Noras
Director: Tytti NORAS

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Klaus Oehler
Director: Klaus OEHLER

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Noel T. O’Gorman
Director: Noel Thomas O’GORMAN

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Ioannis Papadakis
Director: Ioannis PAPADAKIS

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Perez Ribes
Director: María PEREZ RIBES

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Klaus Regling
Director: Klaus REGLING

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Reinesch
Director: Gaston REINESCH

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Sigrid Selz
Director: Sigrid SELZ

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Sibil Svilan
Director: Sibil SVILAN

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ J. Tomorowicz
Director: Jacek TOMOROWICZ

[Letterhead of]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission, under the provisions of the United States Securities Act of 1933, of one or more Registration Statements and amendments, including, without limitation, post effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints

(i) the President, each of the Vice Presidents of the Bank and Mr. Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii) Mr. René Karsenti, Ms. Barbara Bargagli Petrucci, Ms. Anneli Peshkoff, Ms. Eila Kreivi and Mr. Sandeep Dhawan as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with said Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 13th day of December, 2005.

EUROPEAN INVESTMENT BANK

/s/ P.Maystadt
President Philippe Maystadt

/s/ Jan Willem van der Kaaij
Director: Jan Willem VAN DER KAAIJ